INDEPENDENT AUDITORS' CONSENT

The Board of Directors
Pioneer Hi-Bred International, Inc.:

We consent to the use of our reports incorporated herein by reference.


                                               /s/ KPMG Peat Marwick LLP
                                                   KPMG Peat Marwick LLP


Des Moines, Iowa
September 10, 1998